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                                                                   EXHIBIT 10(m)



                        COMPUTER TASK GROUP, INCORPORATED



                  EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS




The following is a list of all plans, management contracts and compensatory arrangements in which the executive officers of the Company participate and where they can be found:

         Stock Purchase Agreement with Randolph A. Marks - Registration Statement No. 2-71086 on Form S-7 filed on February 27, 1981.

         Disability Insurance and Health Arrangements - Amendment No. 1 to Registration Statement No. 2-71086 on Form S-7 filed on March 24, 1981.

         First Employee Stock Purchase Plan (Eighth Amendment and Restatement) - Annual Report on Form 10-K for the year ended December 31, 2002,
         Exhibit 10(p).

         Executive Supplemental Benefit Plan 1997 Restatement, - Annual Report on Form 10-K for the year ended December 31, 2001, Exhibit 10(l).

         1991 Restricted Stock Plan - Annual Report on Form 10-K for the year ended December 31, 2001, Exhibit 10(j).

         Computer Task Group, Incorporated Non-Qualified Key Employee Deferred Compensation Plan - Annual Report on Form 10-K for the year ended December 31, 2000, Exhibit 10(i).

         Computer Task Group, Incorporated 2000 Equity Award Plan - Definitive proxy statement dated March 22, 2002 as Exhibit A, Exhibit 10(k).

         Change in Control Agreement, dated July 16, 2001, between the Registrant and James R. Boldt - Annual Report on From 10-K for the year ended December 31, 2001, Exhibit 10(o).

         Employment Agreement, dated July 16, 2001, between the Registrant and James R. Boldt - Annual Report on Form 10-K for the year ended December 31, 2001, Exhibit 10(p).



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